UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report September 3, 2003

Date of Earliest Event Referred to Herein: August 27, 2003

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

ITEM 9. INFORMATION FURNISHED PURSUANT TO REGULATION FD

1.     On September 3, 2003, Office Depot, Inc. issued an audio-taped message by its Chairman and CEO, Bruce Nelson (“Mr. Nelson”) to update investors on the Company’s business performance thus far during the third quarter of 2003. A copy of the transcript of this taped message lease is attached hereto as Exhibit 99.1.1 and incorporated by reference herein. The audio-taped message may be heard at http://investor.officedepot.com for a period of at least 14 days from the date of this filing.

2.     A press release announcing the availability of the audio-taped message by Mr. Nelson was issued on August 27, 2003. A copy of such press release is attached hereto as Exhibit 99.1.2 and incorporated by reference herein.

3.     On September 4, 2003, Mr. Nelson will appear at an investor conference sponsored by Goldman Sachs & Company. Mr. Nelson’s presentation to that conference will be Webcast live at http://investor.officedepot.com A press release announcing Mr. Nelson’s appearance at the conference and advising the investment community of the availability of the live Webcast was issued on August 28, 2003. A copy of such press release is attached hereto as Exhibit 99.1.3 and incorporated by reference herein.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1.1	Transcript of audio-taped message of September 3, 2003.

99.1.2	Press release dated August 27, 2003.

99.1.3	Press release dated August 28, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date:	September 3, 2003	By: /s/ DAVID C. FANNIN

David C. Fannin Executive Vice President and General Counsel

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